CWA Income ETF

Supplement dated August 8, 2017 to the
Statement of Additional Information dated March 29, 2017 (the “SAI”)

Effective immediately, the following information replaces the section of the SAI found under the heading “Officer Information”:

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During The Past Five Years
Sutton, Jeffrey L.	Chief Compliance Officer and Secretary	Since 2016
Chief Operating Officer & Chief Compliance Officer, Fundamental Global Investors (2015 – Present); Chief Compliance Officer of Capital Wealth Advisors (2015 – Present); Founder & President, ValueTree Investments LLC (2009 – Present).

Schulz, Lance V.	Treasurer	Since 2017
Senior Vice President, Chief Financial Officer, and Treasurer, Ballantyne Strong Inc. (March 2017 – Present); Independent Finance & Accounting Consultant (March 2016 – March 2017); Managing Director, Accounting, TD Ameritrade Holding Corporation (October 2007 – February 2016).

1.	The address for each officer is 131 Plantation Ridge Drive, Suite 100, Mooresville, NC 28117.

This Supplement and the SAI provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.